Exhibit 99.3

LGI ACQUISITION, INC.

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

MDI TECHNOLOGIES, INC.

WITH AND INTO

LGI ACQUISITION, INC.

LGI Acquisition, Inc., a corporation organized and existing under the laws of Delaware (“Parent”), hereby certifies that:

FIRST: Parent was incorporated on the 28th day of April 2005, pursuant to the Delaware General Corporation Law.

SECOND: MDI Technologies, Inc. (“Subsidiary”) was incorporated on the 16th day of March, 1999 pursuant to the Delaware General Corporation Law.

THIRD: Parent owns of record and beneficially at least 90% of the issued and outstanding shares of common stock, par value US$0.001 per share (the “Shares”), of Subsidiary.

FOURTH: Subsidiary has no shares of capital stock issued or outstanding other than the Shares.

FIFTH: Parent, by the resolutions of its Board of Directors set forth in Exhibit A hereto, duly adopted by unanimous written consent filed with the minutes of the Board of Directors pursuant to Section 141(t) of the Delaware General Corporation Law as of June 29, 2005, determined to and, effective upon the filing of this Certificate of Ownership and Merger with the Secretary of State of Delaware, does merge Subsidiary with and into Parent on the terms and conditions set forth in Exhibit 1 hereto (the “Merger”).

SIXTH: The Merger shall take effect upon the filing of this Certificate of Ownership and Merger with the Secretary of State of Delaware.

SEVENTH: Parent hereby relinquishes its corporate name and assumes in place thereof the name MDI Technologies, Inc.

IN WITNESS WHEREOF, Parent has caused this Certificate to be signed by its authorized officer this 30th day of June 2005.

LGI ACQUISITION, INC.

By:	/s/ JAMES B. CRAVER
Name:	James B. Craver
Title:	Assistant Secretary

COMMONWEALTH OF MASSACHUSETTS

SUFFOLK COUNTY

On this 30th day of June, 2005, before me, the undersigned notary public, personally appeared James B. Craver, acting as Assistant Secretary on behalf of LGI ACQUISITION, INC., proved to me through satisfactory evidence of identification, which was personal knowledge, to be the person whose name is signed on behalf of LGI ACQUISITION, INC. on the preceding document, and acknowledged to me that he so signed it voluntarily for its stated purpose.

/s/ Colleen F. Carignan
Notary Public
Print Name: Colleen F. Carignan
My Commission Expires: 12/18/2007

Exhibit A

WRITTEN CONSENT OF THE DIRECTORS OF

LGI ACQUISITION, INC.

RELATING TO THE MERGER OF

MDI TECHNOLOGIES, INC.

WITH AND INTO

LGI ACQUISITION, INC.

June 29, 2005

The undersigned, being all of the directors of LGI Acquisition, Inc., a Delaware corporation (“Parent”), hereby consent to the taking of the following actions in lieu of a meeting of the Board of Directors of Parent (“Board”) and hereby adopt the following resolutions by unanimous written consent in lieu of meeting pursuant to Section 141(f) of the General Corporation Law of the State of Delaware:

WHEREAS, Parent is the legal and beneficial owner of at least 90% of the outstanding shares of common stock, par value US$0.001 per share (the “Shares”), of MDI Technologies, Inc., a corporation incorporated under the laws of Delaware (“Subsidiary”);

WHEREAS, the Shares are the only issued and outstanding shares of capital stock of Subsidiary;

WHEREAS, the Board deems it advisable and in the best interests of Parent to merge Subsidiary with and into Parent (the “Merger”), with Parent as the surviving corporation in the Merger; and

WHEREAS, the Merger will occur and have the effects as set forth on Exhibit 1 hereto, and terms used therein shall have the same meanings given to them herein;

NOW, THEREFORE, BE IT RESOLVED, that effective upon the filing of an appropriate Certificate of Ownership and Merger embodying these resolutions with the Secretary of State of Delaware, Subsidiary shall be merged with and into Parent, with Parent as the surviving corporation that will assume all of Subsidiary’s obligations;

RESOLVED, that the terms and conditions of the Merger shall be as set forth on Exhibit 1;

RESOLVED, that Parent, as the surviving corporation in the Merger, shall notify each stockholder of record of Subsidiary within ten days after the effective date of the Merger of the Merger’s becoming effective and of such stockholder’s rights under Section 262 of the Delaware General Corporation Law;

RESOLVED, that the President, the Treasurer, the Secretary or any Assistant Treasurer or Assistant Secretary of Parent are hereby authorized and directed to make and execute a Certificate of Ownership and Merger, and to cause the same to be filed with the Secretary of

State of the State of Delaware and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect the Merger;

RESOLVED, that all actions heretofore taken by any officer of Parent in connection with the transactions contemplated by the foregoing resolutions are approved, ratified and confirmed in all respects;

RESOLVED, that this Written Consent may be executed by the Directors in any number of counterparts, all of which when executed and delivered shall have the force and effect of an original;

RESOLVED, that the execution of this Written Consent and delivery thereof by facsimile signatures shall be sufficient for all purposes and shall be binding upon any party who so executes.

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of the date first written above.

/s/ CLAUDE ROY
Claude Roy, Director

/s/ MARC P. BRUNET
Marc P. Brunet, Director

Exhibit 1

THE MERGER

A. The Merger.

1. At the Effective Time (as defined below), Parent and Subsidiary shall consummate the Merger pursuant to which (i) Subsidiary shall be merged with and into Parent and the separate corporate existence of Subsidiary shall thereupon cease, (ii) Parent shall be the successor or surviving corporation in the Merger (sometimes hereinafter referred to as the “Surviving Corporation”), (iii) the separate corporate existence of Parent with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger, and (iv) Parent shall relinquish its corporate name and assume in place thereof the name MDI Technologies, Inc. The Merger shall have the effects set forth in the Delaware General Corporation Law (“DGCL”). Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Parent and Subsidiary shall vest in Parent as the Surviving Corporation, and all debts, liabilities and duties of Parent and Subsidiary shall become the debts, liabilities and duties of Parent as the Surviving Corporation.

2. The Certificate of Incorporation of Parent, as in effect immediately prior to the Effective Time, shall continue to be the Certificate of Incorporation of Parent as the Surviving Corporation until thereafter amended as provided by law and such Certificate of Incorporation.

3. The Bylaws of Parent, as in effect immediately prior to the Effective Time, shall be the Bylaws of Parent as the Surviving Corporation, except as to the name of the Surviving Corporation, until thereafter amended as provided by law, the Certificate of Incorporation or the Bylaws.

4. Subject to applicable law, the directors and officers of Parent immediately prior to the Effective Time shall, from and after the Effective Time, be the directors and officers of Parent as the Surviving Corporation until their respective successors shall have been duly elected or appointed or qualified or until their earlier death, resignation or removal in accordance with the Certificate of Incorporation and Bylaws.

B. Effective Time. The Merger shall become effective on the date and time on which the Certificate of Ownership and Merger has been duly filed with the Secretary of State of the State of Delaware (the “Merger Certificate”), such date and time being referred to herein as the “Effective Time.”

C. Conversion and Cancellation Of Securities.

1. Conversion of Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of the holders of any Shares of Subsidiary or shares of common stock, par value US$0.001 per share, of Parent (“Parent Common Stock”):

a. Surviving Corporation Common Stock. Each issued and outstanding share of Parent Common Stock shall continue as one validly issued, fully paid and nonassessable share of common stock of Parent as the Surviving Corporation.

b. Cancellation of Treasury Stock and Parent-Owned Stock. All Shares that are owned by Subsidiary as treasury stock and all Shares owned by Parent shall be cancelled and retired and shall cease to exist and no consideration shall be delivered in exchange therefor.

c. Conversion of Subsidiary Common Stock. Each issued and outstanding Share (other than Shares to be cancelled in accordance with Section C(1)(b) hereof and other than Dissenting Shares (as defined in Section C(3) hereof) shall be converted into the right to receive US$2.60 in cash, payable to the holder thereof, without interest (the “Merger Consideration”), upon surrender of the certificate formerly representing such Share in the manner provided in Section C(2) hereof. From and after the Effective Time, all such Shares shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration therefor upon the surrender of such certificate in accordance with Section C (2) hereof, without interest.

2. Exchange of Certificates.

a. Paying Agent. CBIC Mellon Trust Company will be designated to act as agent for the holders of Shares in connection with the Merger (the “Paying Agent”) to receive the funds to which holders of Shares shall become entitled pursuant to Section C(1)(c). If any funds are deposited with the Paying Agent by or on behalf of Parent, such deposited funds shall be invested by the Paying Agent as directed by or on behalf of Parent, pending payment thereof by the Paying Agent to the holders of the Shares. Earnings from such investments shall be the sole and exclusive property of the Surviving Corporation, and no part of such earnings shall accrue to the benefit of holders of the Shares.

b. Exchange Procedures. Upon surrender of a certificate evidencing one or more Shares (each a “Certificate”) for cancellation to the Paying Agent, together with a duly executed letter of transmittal and other documents in form designated by Parent and the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration for each Share formerly represented by such Certificate and the Certificate so surrendered shall forthwith be cancelled. If payment of the Merger Consideration is to be made to a person other than the person in whose name the surrendered Certificate is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the person requesting such payment shall have paid any transfer and other taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of the Surviving Corporation that such tax either has been paid or is not applicable. Until surrendered as contemplated by this Section C(2), each Certificate held by persons whose shares were converted pursuant to Section C(1) hereof shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration in cash as contemplated by this Section C(2), without interest thereon. Any uncertificated Shares in book-entry form shall be deemed surrendered to the Paying Agent at the Effective Time, and, subject to Section C(3), each record holder thereof shall be entitled to receive the Merger Consideration for each such uncertificated Share, without any action on the part of such holder.

c. Transfer Books; No Further Ownership Rights in Shares. At the Effective Time, the stock transfer books of Subsidiary shall be closed and thereafter there shall be no further registration of transfers of Shares on the records of Subsidiary. From and after the Effective Time, the holders of Certificates evidencing ownership of Shares outstanding immediately prior to the Effective Time shall cease to have any voting, dividend or other rights with respect to such Shares, except as otherwise provided for herein or by applicable law. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Section C. No interest shall accrue or be paid on any cash payable upon the surrender of a Certificate or Certificates that immediately prior to the Effective Time represented outstanding Shares.

d. Termination of Fund; No Liability. At any time, the Paying Agent may be required to deliver to the Surviving Corporation any funds (including any interest received with respect thereto) which had been made available to the Paying Agent and which have not then been disbursed to holders of Certificates, and thereafter such holders shall be entitled to look to the Surviving Corporation (subject to abandoned property, escheat or other similar laws) only as general creditors thereof with respect to the Merger Consideration payable upon due surrender of their Certificates, without any interest thereon. Notwithstanding the foregoing, none of the Surviving Corporation, its parent company nor the Paying Agent shall be liable to any holder of a Certificate for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

e. Cash Payment. The Merger Consideration paid in the Merger shall be net to the holder of Shares in cash, subject to reduction only for any amounts required to be deducted and withheld with respect to making such payment under the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the “Code”), or any provision of state, local, provincial or foreign tax law or as set forth in Section C(2)(b), including stock transfer taxes payable by such holder. To the extent that amounts are so deducted and withheld, such amounts shall be treated for all purposes as having been paid to the holder of Shares in respect of which such deduction and withholding was made.

3. Dissenting Shares. Notwithstanding anything in these resolutions to the contrary, Shares outstanding immediately prior to the Effective Time and held by a holder who has not consented to the Merger in writing and who has complied with all of the relevant provisions of Section 262 of the DGCL (the “Dissenting Shares”) shall not be converted into a right to receive the Merger Consideration unless such holder fails to perfect or withdraws or otherwise loses his or her right to appraisal. A holder of Dissenting Shares shall be entitled to receive payment of the appraised value of such Shares held by him or her in accordance with the provisions of Section 262 of the DGCL unless, after the Effective Time, such holder fails to perfect or withdraws or loses his or her right to appraisal, in which case such Shares shall be converted into and represent only the right to receive the Merger Consideration, without interest thereon, upon surrender of the Certificate or Certificates representing such Shares pursuant to Section C(2). A holder of any Dissenting Shares shall not have any voting, dividend or other rights as a shareholder of the Surviving Corporation.